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                                  EXHIBIT 10.2

                              AMENDED AND RESTATED
                             PROCOM TECHNOLOGY, INC.
                             1995 STOCK OPTION PLAN

         1. PURPOSE. The purpose of this Plan is to promote the success of the Corporation by providing an additional means to attract, motivate and retain key personnel, consultants, advisors and knowledgeable directors through the grant of Options that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Corporation.


         2.       DEFINITIONS.

                  (a) "Board" shall mean the Board of Directors of the Corporation.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" shall mean either the Board or a committee of two or more directors, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Code Section 162(m), shall be an "outside" director within the meaning of Section 162(m) of the Code and (ii) in respect of any decision at a time when the Participant affected by the decision is subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act, appointed by the Board in accordance with Section 4 of this Plan.

                  (d) "Common Stock" shall mean the Common Stock, par value $0.01 share, of the Corporation.

                  (e) "Corporation" shall mean Procom Technology, Inc., a California corporation.

                  (f) "Disability" shall mean the condition of an Employee who is, in the judgment of the Board or the Committee, unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

                  (g) "Effective Date" shall have the meaning given such term in
Section 3 hereof.


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                  (h) "Employee" shall mean an individual who is employed
(within the meaning of Code Section 3401(c) and the regulations thereunder) by the Corporation or a Subsidiary.

                  (i) "Event" shall mean any of the following:

                           (1) approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation;

                           (2) approval by the shareholders of the
         Corporation of the sale of all or substantially all of the Corporation's business assets to a person or entity which is not a Subsidiary; or

                           (3) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding (x) any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder and (y) any person having beneficial ownership of more than 5% of the outstanding voting power at the time of adoption of this
         Plan) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation.

                  (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.

                  (l) "Fair Market value" shall mean the value of one Share of Common Stock, determined as follows:

                           (1) If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation;

                           (2) If the Shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices on said System at the close of business on the date of valuation; and

                           (3) If neither (1) nor (2) applies, the fair market value as determined by the Board or the Committee in


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         good faith.  Such determination shall be conclusive and
         binding on all persons.

                  (m) "Incentive Stock Option" shall mean an option described in
Section 422(b) of the Code.

                  (n) "Nonstatutory Stock Option" shall mean an option not described in Section 422(b), 423(b) or 424(b) of the Code.

                  (o) "Option" shall mean an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as a Nonstatutory Stock Option or an Incentive Stock Option.

                  (p) "Optionee" shall mean an employee who has received an Option.

                  (q) "Plan" shall mean the Procom Technology, Inc. 1995 Stock Option Plan, as it may be amended from time to time.

                  (r) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

                  (s) "Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age sixty-five and the completion of not less than twenty years of service with the Corporation or a Subsidiary.

                  (t) "Share" shall mean one share of Common Stock, adjusted in accordance with Section 10 of this Plan (if applicable).

                  (u) "Subsidiary" shall mean any corporation at least fifty percent of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

         3. EFFECTIVE DATE. This Plan was adopted by the Board and approved by the Corporation's shareholders as of September 15, 1995, which is the effective date of this Plan (the "Effective Date").

         4. ADMINISTRATION. This Plan shall be administered by the Board, or by a committee appointed by the Board which shall consist of not less than two members (either entity acting in such capacity being hereafter referred to as the "Committee"). The Board shall appoint one of the members of the Committee, if there be one, as Chairman of the Committee. The Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Committee shall from time to time at its


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discretion select the Plan participants, the number of Shares to be granted to each Optionee (no more than 100,000 options may be granted hereunder to any person during any twelve month period) and designate such Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee director or a non-Employee consultant. A member of the Committee shall in no event participate in any determination relating to Options held by or to be granted to such Committee member. The interpretation and construction by the Committee of any provision of this Plan or of any Option granted hereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder.


         5.       PARTICIPATION.

                  (a) Eligibility. The Optionees shall be such persons as the Committee may select from among the following classes of persons, subject to the terms and conditions of (b) below:

                           (1) Employees of the Corporation or of a Subsidiary (who may be officers, whether or not they are directors);

                           (2) Directors of the Corporation or of a Subsidiary; and

                           (3) Advisors or consultants who perform bona fide services for the Corporation of a nature similar to those services performed by key employees, who are selected to participate in this Plan by the Committee from time to time.

         Solely for purposes of this Plan, an Optionee who is a director, advisor or consultant who performs bona fide services for the Corporation of a nature similar to those services performed by key employees shall be deemed to be an Employee, and service as a director, advisor or consultant who performs bona fide services for the Corporation of a nature similar to those services performed by key employees shall, solely for purposes of this Plan, be deemed to be employment, except that no Incentive Stock Option may be granted to a non-Employee director or non- Employee advisor or consultant.

                  (b) Ten-Percent Shareholders. An Employee who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Option is at least 110% of the Fair Market value of such Shares on the date of grant and (ii) such Option by


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its terms is not exercisable after the expiration of five years from the date of grant.

                  (c) Stock Ownership. For purposes of (b) above, in determining stock ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

                  (d) Outstanding Stock. For purposes of (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

         6. STOCK. The stock subject to Options granted under this Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under this Plan shall not exceed 180,000 shares. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under this Plan. If any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to any Option. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in
Section 10 hereof upon the occurrence of an event specified therein.

         7.       TERMS AND CONDITIONS OF OPTIONS.

                  (a) Stock Option Agreements. Options shall be evidenced by written stock option agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

                  (b) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

                  (c) Exercise Price. Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of any Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than 110% of the Fair Market Value on the date of


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grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than 85% of the Fair Market Value on the date of grant.

                  (d) Medium and Time of Payment. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price, (ii) by cancellation of indebtedness owed by the Corporation to the Optionee, (iii) with a full recourse promissory note executed by the Optionee or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may, if it desires, require that the Optionee pledge his or her Shares to the Corporation for the purpose of securing the payment of such note and require that the stock certificate(s) representing such Shares shall not be released to the Optionee until such note has been paid in full. If the Corporation determines that it is required to withhold state or federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements.

                  (e) Term and Nontransferability of Options. Each Option shall state the time or times, and the conditions upon which, all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten years from the date it was granted, and no Incentive Stock Option granted to an Optionee described in Section 5(b) hereof shall be exercisable after the expiration of five years from the date it was granted.

                  Unless otherwise expressly provided in (or pursuant to) this 7(e), by applicable law and by the Option Agreement, as the same may be amended,
(i) all Options are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Options shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Option shall be delivered only to (or for the account of) the Participant.

                  The Committee may permit Options to be exercised by and paid to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning


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purposes or a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall be subject to any and all applicable transfer restrictions under the Code.

                  The exercise and transfer restrictions in this Section 7(e) shall not apply to:

                           (i) transfers to the Corporation,

                           (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                           (iii) transfers pursuant to a QDRO order,

                           (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

                           (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Committee.

                  Notwithstanding the foregoing, Incentive Stock Options shall be subject to all applicable transfer restrictions under the Code.

                  (f) Termination of Employment, Except by Death, Disability or Retirement. If an Optionee ceases to be an Employee for any reason other than his or her death, Disability or Retirement, the Optionee's Option, to the extent not exercised, shall terminate and become null and void at such time as the Optionee ceases to be an Employee, except that such Optionee shall have the right, subject to the restrictions of (e) above, to exercise the Option at any time within thirty days after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had vested pursuant to the terms of the applicable option agreement and had not previously been exercised; provided, however, that if the Optionee was terminated for cause (as defined in the applicable option agreement) any Option not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be


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determined in the sole discretion of the Committee). The foregoing notwithstanding, (i) in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond ninety days after the Optionee's reemployment rights are guaranteed by statute or by contract, and (ii) in the case of a Nonstatutory Stock Option, the Committee may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment.

                  (g) Death of Optionee. If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of
(e) above, at any time within three months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised. The foregoing notwithstanding, in the case of a Nonstatutory Stock Option, the Committee may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment, or amend an Incentive Stock Option to convert it into a Nonstatutory Stock Option with an extended term.

                  (h) Disability of Optionee. If an Optionee ceases to be an Employee by reason of Disability, the Optionee's Option, to the extent not exercised, shall terminate and become null and void at such time as the Optionee ceases to be an Employee, except that such Optionee shall have the right, subject to the restrictions of (e) above, to exercise the Option at any time within three months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had become vested pursuant to the terms of the applicable option agreement and had not previously been exercised. The foregoing notwithstanding, in the case of a Nonstatutory Stock Option, the Committee may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment, or amend an Incentive Stock Option to convert it into a Nonstatutory Stock Option with an extended term.

                  (i) Retirement of Optionee. If an Optionee ceases to be an Employee by reason of Retirement, the Optionee's Option, to the extent not exercised, shall terminate and become null and void at such time as the Optionee ceases to be an Employee, except that such Optionee shall have the right, subject to the restrictions of (e) above, to exercise the Option at any time


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within three months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had become vested pursuant to the terms of the applicable option agreement and had not previously been exercised. The foregoing notwithstanding, in the case of a Nonstatutory Stock Option, the Committee may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment, or amend an Incentive Stock Option to convert it into a Nonstatutory Stock Option with an extended term.

                  (j) Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

                  (k) Modification, Extension and Renewal of Option. Within the limitations of this Plan, the Committee may modify, extend, renew or reprice outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options with, if desired, lower exercise prices, in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

                  (l) Other Provisions. The stock option agreements authorized under this Plan may contain such other provisions not inconsistent with the terms of this Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee deems advisable.

         8. LIMITATION ON VALUE OF EXERCISABLE SHARES. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any employee of the Corporation for the first time during any calendar year (under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries) shall not exceed $100,000.

         9. TERM OF PLAN. Options may be granted pursuant to this Plan until the expiration of ten years from the effective date of this Plan.

         10. RECAPITALIZATIONS. Subject to any required action by shareholders, the number of Shares covered by this Plan as


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provided in Section 6 hereof, the number of Shares covered by each outstanding
Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation. Subject to any required action by shareholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled in the merger or consolidation. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons. Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes to its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

         11.      SECURITIES LAW REQUIREMENTS.

                  (a) Legality of Issuance. The issuance of any Shares upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

                           (1) the Corporation and the Optionee shall have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

                           (2) any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

                           (3) any other applicable provision of state or federal law shall have been satisfied.


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                  (b) Restrictions on Transfer. Regardless of whether the
offering and sale of Shares under this Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under this Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under this Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law.

         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

                  (c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to register or qualify the issuance of Options and/or the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Options or the sale of Shares under this Plan to comply with any law.

                  (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares sold under this Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

         12. AMENDMENT OF THIS PLAN. The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue this Plan or revise or amend it in any respect whatsoever, except to the extent that shareholder approval is required by applicable law for such suspension, discontinuation, revision or amendment.


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         13. ACCELERATION OF OPTIONS. Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Options or determines those selected Options which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event each Option shall become immediately exercisable to the full extent theretofore not exercisable; subject, however, to compliance with applicable regulatory requirements, including, without limitation, Section 422 of the Code. For purposes of this section only, the Board shall mean the Board as constituted immediately prior to the Event. If any Option has been fully accelerated as provided in this Section 13, but is not exercised prior to the dissolution of the Corporation or a merger, consolidation or other reorganization which the Corporation does not survive, such Option shall thereupon terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option.

         14. EXECUTION. To record the adoption of this Plan in the form set forth above by the Board as of the Effective Date, the Corporation has caused this Plan to be executed in the name and on behalf of the Corporation where provided below by an officer of the Corporation thereunto duly authorized.



                                    PROCOM TECHNOLOGY, INC.,
                                    a California corporation


                                    By: ______________________________
                                    Its:______________________________






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